Exhibit 24.01



                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vincent A. Calarco, Charles J. Marsden and John
T. Ferguson, II, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission any other regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons of the Registrant in the capacities and on the dates indicated.

     Name                          Title                              Date
     ----                          -----                              ----

 /s/ Vincent A. Calarco       Chairman of the Board,             July 31, 1996
- -------------------------
     Vincent A. Calarco       President, and Director
                              (Principal Executive Officer)


 /s/ Charles J. Marsden       Vice President - Finance           July 31, 1996
- -------------------------
     Charles J. Marsden       and Director (Principal
                              Financial Officer)


 /s/ Peter Barna              Treasurer (Principal               July 31, 1996
- -------------------------
     Peter Barna              Accounting Officer)



 /s/ James A. Bitonti         Director                           July 31, 1996
- -------------------------
     James A. Bitonti


 /s/ Robert A. Fox            Director                           July 31, 1996
- -------------------------
     Robert A. Fox


 /s/ Roger L. Headrick        Director                           July 31, 1996
- -------------------------
     Roger L. Headrick


                              Director                           July   , 1996
- -------------------------
     Leo I. Higdon, Jr.


 /s/ Michael W. Huber         Director                           July 31, 1996
- -------------------------
     Michael W. Huber


 /s/ C.A. Piccolo             Director                           July 31, 1996
- -------------------------
     C.A. Piccolo


 /s/ Patricia K. Woolf, Ph.D  Director                           July 31, 1996
- ----------------------------
     Patricia K. Woolf, Ph.D